UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2006

SOUTHWEST CASINO CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50572	87-0686721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  952-853-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a.12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 22, 2006, Southwest Casino Corporation issued a press release announcing that the Supreme Court of the State of Minnesota denied a request for review of an earlier Court of Appeals decision affirming licenses granted to North Metro Harness Initiative, LLC to build and operate a harness racetrack and card room in Columbus Township, Anoka County, Minnesota. Southwest owns a 50% membership interest in North Metro. A copy of the press release is attached as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(c)   Exhibits.

Exhibit No.	Description	Method of Filing
99.1	Southwest Casino Corporation Press Release issued June 22, 2006	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST CASINO CORPORATION
Date: June 22, 2006
	By:	/s/ Thomas E. Fox
	Name:	Thomas E. Fox
	Title:	President